SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC  20549

                            ---------------------------


                                   FORM 8-K/A


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Earliest Event Reported
                                 October 8, 2002


                       TRIMEDIA ENTERTAINMENT GROUP, INC.
-------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    Delaware
-------------------------------------------------------------------------------
         (STATE OR OTHER JURISDICTION OF INCORPORATION OF ORGANIZATION)



           000-49865                                  57-1107699
----------------------------------   ------------------------------------------
    (COMMISSION FILE NUMBER)             (IRS EMPLOYER IDENTIFICATION NUMBER)


                      101 Charles Drive
                   Bryn Mawr, Pennsylvania               19010
              ---------------------------------------------------
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (610) 520-3050


                                US Patriot, Inc.
-------------------------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (610) 520-3050

ITEM  7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a) Financial Statements of Business Acquired (accounting acquirer in a reverse acquisition)

                       TRIMEDIA ENTERTAINMENT GROUP, INC.
               (FORMERLY KNOWN AS US PATRIOT, INC.) AND SUBSIDIARY

                        CONSOLIDATED FINANCIAL STATEMENTS

                     OCTOBER 31, 2002 AND DECEMBER 31, 2001

                       TRIMEDIA ENTERTAINMENT GROUP, INC.
               (FORMERLY KNOWN AS US PATRIOT, INC.) AND SUBSIDIARY



                                             PAGE

INDEPENDENT AUDITORS' REPORT                     1


CONSOLIDATED BALANCE SHEETS                      2


CONSOLIDATED STATEMENTS OF OPERATIONS            3


CONSOLIDATED STATEMENT OF STOCKHOLDER'S
AND MEMBER'S EQUITY                              4


CONSOLIDATED STATEMENTS OF CASH FLOWS            5


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS     6 - 15

                          INDEPENDENT AUDITORS' REPORT



To  the  Board  of  Directors
Trimedia  Entertainment  Group,  Inc.
  (formerly  known  as  US  Patriot,  Inc.)  and  Subsidiary
Bryn  Mawr,  Pennsylvania

We have audited the consolidated balance sheets of Trimedia Entertainment Group, Inc. (formerly known as US Patriot, Inc.) and Subsidiary as of October 31, 2002 and December 31, 2001 and the related consolidated statements of operations, stockholder's and member's equity and cash flows for the ten months and year then ended. These consolidated financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Trimedia Entertainment Group, Inc. (formerly known as US Patriot, Inc.) and Subsidiary as of October 31, 2002 and December 31, 2001 and the results of their consolidated operations and cash flows for the ten months and year then ended, in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming that the Companies will continue as a going concern. As discussed in Note 3 to the financial statements, the Companies have suffered recurring losses from operations, have negative working capital of $1,374,085 at October 31, 2002 and experienced negative cash flow from operations of $561,695 and $150,915 for the ten months ended October 31, 2002 and the year ended December 31, 2001, all of which raises substantial doubt about their ability to continue as a going concern. Management's plans in regard to this matter are also described in Note
3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.





                                                 COGEN  SKLAR,  LLP


Bala  Cynwyd,  Pennsylvania
November  20,  2002,  except  for
Note  15,  as  to  which  the  date
Is  November  27,  2002

                       TRIMEDIA ENTERTAINMENT GROUP, INC.
               (FORMERLY KNOWN AS US PATRIOT, INC.) AND SUBSIDIARY
                           CONSOLIDATED BALANCE SHEETS
                     OCTOBER 31, 2002 AND DECEMBER 31, 2001

                                                         October 31, December 31,
2001
                                                       ------------  ------------
        ASSETS
CURRENT ASSETS
Cash                                                   $    27,769   $    6,705
Accounts receivable                                         13,500       34,774
                                                       ------------  -----------
                                                            41,269       41,479

PROPERTY AND EQUIPMENT - Net                             1,507,135    1,664,549

FILM COSTS                                               3,657,037    2,864,902

OTHER ASSETS                                                   200          200
                                                       ------------  -----------
TOTAL ASSETS                                           $ 5,205,641   $4,571,130
                                                       ============  ===========
LIABILITIES AND STOCKHOLDER'S AND
MEMBER'S EQUITY

CURRENT LIABILITIES
Current portion of long-term debt                      $   148,273   $   11,321
Demand note payable                                        435,000            -
Accounts payable and accrued expenses                      830,580      249,242
Taxes payable                                                1,501        1,501
Due to affiliates                                                -      808,242
                                                       ------------  -----------
                                                         1,415,354    1,070,306

LONG-TERM DEBT - Net of current portion                          -      147,174

LOAN PAYABLE - STOCKHOLDER/MEMBER                        1,100,000    3,331,187
                                                       ------------  -----------
TOTAL LIABILITIES                                        2,515,354    4,548,667
                                                       ------------  -----------
STOCKHOLDER'S AND MEMBER'S EQUITY

Common stock subscribed                                     25,000            -
Preferred stock, $0.0001 par value; 20,000,000 shares
authorized; 1,000,000 issued and outstanding                   100            -
Common stock, $0.0001 par value; 100,000,000 shares
authorized; 25,999,000 shares issued and outstanding         2,599            -
Common stock, $0.01 par value; 100,000 shares
authorized; 100 shares issued and outstanding                    -            1
Additional paid-in capital                               4,117,901      586,999
Member's deficit                                                 -     (147,942)
Accumulated deficit                                     (1,455,313)    (416,595)
                                                       ------------  -----------

TOTAL STOCKHOLDER'S AND MEMBER'S EQUITY                  2,690,287       22,463
                                                       ------------  -----------
TOTAL LIABILITIES AND STOCKHOLDER'S
AND MEMBER'S EQUITY                                    $ 5,205,641   $4,571,130
                                                       ============  ===========


The accompanying notes are an integral part of these consolidated financial statements.

                       TRIMEDIA ENTERTAINMENT GROUP, INC.
               (FORMERLY KNOWN AS US PATRIOT, INC.) AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                        TEN MONTHS ENDED OCTOBER 31, 2002
                        AND YEAR ENDED DECEMBER 31, 2001





                                      2002         2001
                                   -----------  ------------
NET REVENUE                        $    65,353  $   358,106

DIRECT COSTS                            52,546      245,580
                                   -----------  ------------

GROSS PROFIT                            12,807      112,526


OPERATING EXPENSES                     953,583      467,687
                                   -----------  ------------

LOSS FROM OPERATIONS                   940,776      355,161


RENTAL INCOME                           50,000            -


INTEREST INCOME                              -            5
                                   -----------  ------------

NET LOSS                           $   890,776  $   355,156
                                   ===========  ============

BASIC AND DILUTED LOSS PER SHARE   $      0.03  $      0.01
                                   ===========  ============

WEIGHTED AVERAGE NUMBER OF SHARES   25,999,000   25,999,000
                                   ===========  ============



    The accompanying notes are an integral part of these consolidated financial statements.

                       TRIMEDIA ENTERTAINMENT GROUP, INC.
               (FORMERLY KNOWN AS US PATRIOT, INC.) AND SUBSIDIARY
           CONSOLIDATED STATEMENT OF STOCKHOLDER'S AND MEMBER'S EQUITY
               FOR THE PERIOD JANUARY 1, 2001 TO OCTOBER 31, 2002

                                                                                     Additional
                                                     Common       Preferred Common    Paid-in     Member's   Accumulated
                                                 Stock Subscribed   Stock   Stock     Capital     Deficit      Deficit     Total
                                                 ---------------- --------- ------  -----------  ----------  ------------  --------
BALANCE AT JANUARY 1, 2001                        $          -    $     -   $   1    $ 260,999   $(134,011)  $   (75,370)  $51,619

Accrued interest contributed as capital                      -          -       -      326,000           -             -   326,000


Net loss for the year ended December 31, 2001                -          -       -            -     (13,931)     (341,225) (355,156)


BALANCE AT DECEMBER 31, 2001                                 -          -       1      586,999    (147,942)     (416,595)   22,463
                                                 ---------------- --------- ------  -----------  ----------  ------------  --------

Reverse acquisition:
Conversion of loan payable - stockholder/member              -          -       -    2,364,168           -             - 2,364,168
Conversion of due to affiliates                              -          -       -      967,432           -             -   967,432
Recapitalization upon reverse acquisition                    -        100   2,598       (2,698)    147,942      (147,942)        -


Accrued interest contributed as capital                      -          -       -      202,000           -             -   202,000


Common stock subscribed                                 25,000          -       -            -           -             -    25,000


Net loss for the ten months ended
October 31, 2002                                             -          -       -            -           -      (890,776) (890,776)
                                                 ---------------- --------- ------  -----------  ----------  ------------  --------

BALANCE AT OCTOBER 31, 2002                      $      25,000    $   100  $2,599   $4,117,901   $       -   $(1,455,313)$2,690,287
                                                 ================ ========= ======  ===========  ==========  ======================



The  notes  are  an  integral  part  of these consolidated financial statements.

                       TRIMEDIA ENTERTAINMENT GROUP, INC.
               (FORMERLY KNOWN AS US PATRIOT, INC.) AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                        TEN MONTHS ENDED OCTOBER 31, 2002
                        AND YEAR ENDED DECEMBER 31, 2001

                                                     October 31,  December 31,
                                                        2002         2001
                                                     -----------  ------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss                                             $ (890,776)  $(355,156)
Adjustment to reconcile net loss to net cash
provided by (used in) operating activities
Depreciation and amortization                           157,414     179,195
Interest expense                                         62,000     130,000
(Increase) decrease in assets
Accounts receivable                                      21,274      26,137
Film costs                                             (652,135)   (303,553)
Increase in liabilities
Accounts payable and accrued expenses                   581,338      67,260
Taxes payable                                                 -          35
Due to affiliates                                       159,190     105,167
                                                     -----------  ------------

Net cash provided by (used in) operating activities    (561,695)   (150,915)
                                                     -----------  ------------

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures                                          -    (192,429)
                                                     -----------  ------------
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from subscription receivable                    25,000           -
Net borrowings on loan payable, stockholder/member      132,981      32,743
Net borrowings (payments) on long-term debt             (10,222)    158,496
Net borrowings on loan payable                                -     120,000
Proceeds from demand notes payable                      435,000           -
                                                     -----------  ------------

Net cash provided by financing activities               582,759     311,239
                                                     -----------  ------------

NET INCREASE (DECREASE) IN CASH                          21,064     (32,105)

CASH - BEGINNING OF YEAR                                  6,705      38,810
                                                     -----------  ------------
CASH - END OF YEAR                                   $   27,769   $   6,705
                                                     ===========  ============
SUPPLEMENTAL DISCLOSURES OF CASH
FLOW INFORMATION

CASH PAID DURING THE YEAR FOR:
Interest                                             $   57,663   $  10,051
                                                     ===========  ============

SUPPLEMENTAL DISCLOSURES OF NON-CASH
INVESTING AND FINANCING ACTIVITIES

Capitalized Interest Cost
Film costs                                           $  140,000   $ 196,000
                                                     -----------  ------------

Additional paid-in capital                           $  140,000   $ 196,000
                                                     ===========  ============
Conversion of loan payable -stockholder/member
  to additional paid-in capital                      $2,364,168   $       -
                                                     ===========  ============
Conversion of due to affiliates to
  additional paid-in capital                         $  967,432   $       -
                                                     ===========  ============
Recapitalization upon reverse acquisition:
Preferred stock                                      $    1,000   $       -
Common stock                                             25,998           -
                                                     -----------  ------------
Additional paid-in capital                           $   26,998   $       -
                                                     ===========  ============

The accompanying notes are an integral part of these consolidated financial statements.

                       TRIMEDIA ENTERTAINMENT GROUP, INC.
               (FORMERLY KNOWN AS US PATRIOT, INC.) AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                     OCTOBER 31, 2002 AND DECEMBER 31, 2001





NOTE  1  -  NATURE  OF  BUSINESS  AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature  of  the  Business
---------------------------

Trimedia  Entertainment  Group,  Inc.  (formerly  known  as  US  Patriot,  Inc.)
("Patriot") and its wholly-owned subsidiary, Metropolitan Recording Inc. ("Metropolitan") (together "the Companies") operate a state of the art recording studio for film, video, audio and television productions and operate an independent film production company.

Basis  of  Presentation
-----------------------
The consolidated financial statements include the accounts of Metropolitan Recording Inc., Snipes Production, LLC and Ruffnation Films LLC. These companies were associated through common ownership during the year ended December 31, 2001 and the period ended April 21, 2002. On April 22, 2002 Metropolitan Recording Inc. acquired all of the interest of Snipes Productions, LLC and Ruffnation Films LLC in a reorganization intended to qualify as tax-free exchange under Section 351 of the Internal Revenue code of 1986, as amended. On October 2, 2002, Patriot, a public company, acquired 100% of the outstanding common stock of Metropolitan Recording Inc. which was accounted for as a reverse acquisition.

Comprehensive  Income
---------------------
The Companies follow the Statement of Financial Accounting Standard ("SFAS") No.
130,  "Reporting  Comprehensive  Income."   Comprehensive  income  is  a  more
inclusive financial reporting methodology that includes disclosure of certain financial information that historically has not been recognized in the calculation of net income. Since the companies have no items of other comprehensive income, comprehensive income (loss) is equal to net income
(loss).

Fair  Value  of  Financial  Instruments
---------------------------------------
The Companies' financial instruments consist of cash, accounts receivable and accounts payable. The carrying values of cash, accounts receivable and accounts payable approximate fair value because of their short maturities.

The carrying value of the long-term debt and loan payable-stockholder/member approximates fair value since the interest rate associated with the debt approximates the current market interest rate.

Concentration  of  Credit  Risk  Involving  Cash
------------------------------------------------
The Companies maintain cash balances at several financial institutions. Accounts at each institution are insured by the Federal Deposit Insurance Corporation up to $100,000. During the year, the Companies may have cash balances in these financial institutions in excess of these limits. At October 31, 2002 there were no balances in excess of insurable amounts.

Accounts  Receivable
--------------------
The Companies, in the normal course of business, extend credit to their customers. The Companies use the allowance method for uncollectible accounts. Management believes that accounts receivable for all periods presented are fully collectible, therefore, no allowance for doubtful accounts was recorded.

Film  Costs
-----------
Costs of making motion picture films that are produced for sale to third parties are stated at the lower of cost, less accumulated amortization, or fair value. Film costs are expensed based on the ratio of the current period gross revenues to estimated total gross revenues from all sources on an individual production basis. The Companies anticipate amortization of the film costs associated with the movie "Snipes" to begin upon distribution of the DVD in early 2003 and accordingly there was no amortization expense related to the film costs associated with the movie "Snipes" in 2002 and 2001. The Companies anticipate that the film costs will be fully amortized during 2003.

                       TRIMEDIA ENTERTAINMENT GROUP, INC.
               (FORMERLY KNOWN AS US PATRIOT, INC.) AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                     OCTOBER 31, 2002 AND DECEMBER 31, 2001







NOTE 1 - NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)


Depreciation
------------
The cost of property and equipment is depreciated over the estimated useful lives of the related assets. Depreciation is computed using the straight-line method.

Income  Taxes
-------------
The Companies adopted SFAS 109, "Accounting for Income Taxes", which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed annually for temporary differences between the financial statement and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expense is the tax payable or refundable for the period plus or minus the change during the period in deferred tax assets and liabilities.

Prior to October 2, 2002 Metropolitan Recording Inc. was a corporation taxed under the provisions of Subchapter "S" of the Internal Revenue Code. Ruffnation Films LLC and Snipes Productions, LLC are limited liability companies and were taxed as partnerships under provisions of the Internal Revenue Code. Under these provisions, the companies do not pay federal and state income taxes on its taxable income. Instead, the stockholders/members are liable for individual federal and state income taxes on their respective shares/interest of the companies' taxable income or have included their respective shares/interest of the companies' net operating loss in their individual income tax returns. Commencing on October 2, 2002 the companies are taxed as corporations.

Loss  Per  Share
----------------
The Companies follow SFAS 128, "Earnings Per Share" resulting in the presentation of basic and diluted earnings (loss) per share. The loss per share calculations include the change in capital structure for all periods presented. The Series A Convertible Preferred Stock, convertible into 10,000,000 shares of common stock, were outstanding at October 31, 2002 but were not included in the computation of diluted loss per share because to do so would be antidilutive.

Cost  of  Start-Up  Activities
------------------------------
In accordance with the American Institute of Certified Public Accountants ("AICPA") Statement of Position No. 98-5, "Reporting on the Costs of Start-Up Activities" ("SOP 98-5"), the costs of start-up activities and organization costs are expensed as incurred.

Revenue  Recognition  and  Accounting  for  Exploitation  Costs
---------------------------------------------------------------
The Companies' policy for revenue recognition and accounting for exploitation costs, including advertising and marketing expenses and development and overhead costs is in accordance with the AICPA Statement of Position No. 00-2, "Accounting by Producers or Distributors of Films" ("SOP 00-2").

Estimates
---------
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the use of estimates based on management's knowledge and experience. Accordingly, actual results could differ from those estimates.

                       TRIMEDIA ENTERTAINMENT GROUP, INC.
               (FORMERLY KNOWN AS US PATRIOT, INC.) AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                     OCTOBER 31, 2002 AND DECEMBER 31, 2001





NOTE 1 - NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)


Recoverability  of  Long  Lived  Assets
---------------------------------------
Effective January 1, 2002, the Companies adopted SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("Statement 144"), effective in fiscal years beginning after December 15, 2001, with early adoption permitted, and in general are to be applied prospectively. Statement 144 establishes a single accounting model for the impairment or disposal of long-lived assets, including discontinued operations. Statement 144 superseded Statement No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," and APB Opinion No. 30, "Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions." The adoption of Statement 144 did not have a material effect on the Companies' financial position or results of operations.

Recently  Issued  Accounting  Pronouncements
---------------------------------------------
In June 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated With Exit or Disposal Activities" financial accounting and reporting for costs associated with exit or disposal activities. This statement nullifies Emerging Issues Task Force ("EITF") Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)." SFAS No. 146 is effective for exit or disposal activities initiated after December 31, 2002 and is currently not applicable to the Companies.


NOTE  2  -  SHARE  EXCHANGE

On October 2, 2002, Patriot, a public company with 17,999,000 common shares outstanding and immaterial net assets, acquired 100% of the outstanding common stock of Metropolitan from Christopher Schwartz. Christopher Schwartz received stock of Patriot in exchange for the common stock of Metropolitan. The acquisition resulted in Christopher Schwartz having voting control of Patriot and becoming chief executive officer and president of Patriot pursuant to an employment agreement. Therefore, Christopher Schwartz has effective control of the combined entity.

Under accounting principles generally accepted in the United States, the share exchange is considered to be a capital transaction in substance, rather than a business combination. That is, the share exchange is equivalent to the issuance of stock by Metropolitan for the net monetary assets of Patriot, accompanied by a recapitalization, and is accounted for as a change in capital structure. Accordingly, the accounting for the share exchange will be identical to that resulting from a reverse acquisition, except no goodwill will be recorded. Under reverse takeover accounting, the post reverse acquisition comparative historical financial statements of the legal acquirer, Patriot, are those of the legal acquiree, Metropolitan, which are considered to be the accounting acquirer.

The Companies have adopted the fiscal year end of the legal acquirer, which is October 31st.

It is the intention of the parties that the share exchange described above will be a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended.

                       TRIMEDIA ENTERTAINMENT GROUP, INC.
               (FORMERLY KNOWN AS US PATRIOT, INC.) AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                     OCTOBER 31, 2002 AND DECEMBER 31, 2001







NOTE  2  -  SHARE  EXCHANGE  (Continued)

Accordingly, the consolidated financial statements of Patriot as of October 31, 2002 and December 31, 2001 and for the ten months and year then ended, are the historical financial statements of Metropolitan for the same periods adjusted for the following transactions contained in the share exchange agreement executed at consummation of the acquisition. The basic structure and terms of the acquisition, together with the applicable accounting effects, were as follows:

          * Patriot acquired all of the outstanding shares of common stock of Metropolitan from Christopher Schwartz in exchange for (a) 8,000,000 shares of common stock, $.0001 per value per share, of Patriot and (b) 1,000,000 shares of Series A Convertible Preferred Stock, $.0001 par value per share, of Patriot; each share of Series A Convertible Preferred Stock is convertible into 10 shares of common stock at the option of the holder and is entitled to 10 votes in all matters submitted to a vote by shareholders. The common stock and Series A Convertible Preferred exchanged, in addition to the existing Patriot shares outstanding, collectively resulted in the recapitalization of Patriot. Earnings per share calculations include Patriot's change in capital structure for all periods presented.

          * Loans payable, including accrued interest, to Christopher Schwartz and controlled companies in the amount of $3,331,600 were discharged and reflected as contributed capital.

Prior to the closing of the share exchange agreement, all of the assets totaling approximately $181,000 less all of the liabilities totaling approximately $161,000 relating to the former business of Patriot was conveyed to an entity owned by the former officers and director of Patriot.


NOTE  3  -  MANAGEMENT  PLANS

Since their inception, the Companies have incurred significant losses and, as of October 31, 2002 had accumulated losses of $1,455,313. For the ten months ended October 31, 2002 and year ended December 31, 2001, the Companies' net losses were $890,776 and $355,156. In addition, the Companies had negative working capital of $1,374,085 at October 31, 2002 and experienced negative cash flow from operations of $561,695 and $150,915 for the ten months ended October 31, 2002 and year ended December 31, 2001. The Companies may incur further operating losses and experience negative cash flow in the future. Achieving profitability and positive cash flow depends on the Companies' ability to generate sufficient revenues from its films and recording studio and raise additional capital in equity markets. There can be no assurances that the Companies will be able to generate sufficient revenues or raise additional capital to achieve and sustain profitability and positive cash flow in the future.

The Companies intend to raise additional capital by offering for sale up to 15,000,000 shares of common stock at a price of approximately $1 per share in a private placement offering. The Companies anticipate receiving net proceeds from the offering of approximately $13,500,000 after deducting costs and expenses. However, there can be no assurances that the Companies will be successful in raising sufficient capital to have a material positive effect on the Companies' operations and cash flow.

                       TRIMEDIA ENTERTAINMENT GROUP, INC.
               (FORMERLY KNOWN AS US PATRIOT, INC.) AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                     OCTOBER 31, 2002 AND DECEMBER 31, 2001







NOTE  4  -  PROPERTY  AND  EQUIPMENT

Property,  equipment  and  estimated  useful  lives  consist  of  the following:




                                     YEARS      2002        2001
                                  ---------  ----------  ----------
Studio equipment                      5 - 7  $1,162,053  $1,162,053
Office furniture                          7      12,270      12,270
Studio improvements                      39     756,700     756,700
                                             ----------  ----------
                                              1,931,023   1,931,023
Less:  Accumulated depreciation                 423,888     266,474
                                             ----------  ----------
                                             $1,507,135  $1,664,549
                                             ==========  ==========


Related depreciation and amortization expenses were $157,414 and $179,195 for the ten months ended October 31, 2002 and the year ended December 31, 2001.


NOTE  5  -  DEMAND  NOTES  PAYABLE

In June 2002, the Companies entered into a loan agreement with a corporation in which the Companies borrowed $400,000. Principal and accrued interest, at 25%, is payable in full on the earlier of December 31, 2002 or the date ten calendar days after the date the Companies conduct a closing of at least $5,000,000 in a private placement offering. The note is secured by a lien security interest in the feature length motion picture entitled "Snipes".

During September 2002, the Companies entered into a loan agreement with a corporation in which the Companies borrowed $35,000. Principal and accrued interest, at 10%, is payable upon demand. The note is unsecured.


NOTE  6  -  LONG-TERM  DEBT

In August 2001, Metropolitan entered into a term loan with a bank in the amount of $162,000, maturing in August 2006. The loan is payable in monthly installments of $1,965, including interest at 8%, with a lump sum payment due at maturity of $99,858. The loan is collateralized by all assets of Metropolitan and a personal guarantee by Christopher Schwartz. The loan agreement allows for prepayment of the loan in full without penalty. The loan agreement has a provision that states any change of ownership of 25% or more of the common stock of Metropolitan is an event of default. The share exchange agreement entered into on October 2, 2002 resulted in a change of ownership of greater than 25% and therefore Metropolitan is in technical default of this loan agreement. Upon default, the bank, at its option, may increase the interest rate four basis points, may demand payment in full of the outstanding principal balance plus accrued interest and may hold Metropolitan liable for all collection costs incurred by the bank. Since Metropolitan did not obtain a waiver from the bank the total outstanding amount of this note is reflected as a current liability.

                       TRIMEDIA ENTERTAINMENT GROUP, INC.
               (FORMERLY KNOWN AS US PATRIOT, INC.) AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                     OCTOBER 31, 2002 AND DECEMBER 31, 2001




NOTE  6  -  LONG-TERM  DEBT  (Continued)

The original minimum annual repayment requirements on the long-term debt as of October 31, 2002 are as follows:


                     YEARS ENDING
                      OCTOBER 31,           AMOUNT
                     ------------        -----------
                         2003            $    12,099
                         2004                 13,104
                         2005                 14,191
                         2006                108,879


NOTE  7  -  LOAN  PAYABLE  -  STOCKHOLDER/MEMBER  AND  DUE  TO  AFFILIATES

Loan payable - stockholder/member and due to affiliates are unsecured debt generally with no stated interest rate or repayment terms, except for a $1,100,000 demand note payable to Christopher Schwartz accruing interest at 7% per annum. As to the debt with no stated interest rate, in accordance with Securities and Exchange Commission's Staff Accounting Bulletin ("SAB") Topic 5(A), the Companies accrued interest, totaling $251,714 in 2002 and $326,000 in 2001, based on a fair market interest rate. Since the stockholder/member and commonly-controlled affiliates did not require payment of the accrued interest, except for $88,500, of which $50,000 was paid during 2002, the remaining accrued interest was contributed as capital.

The Companies recognized interest expense of $112,000 and $130,000 and capitalized interest costs associated with film cost of $189,714 and $196,000 for ten months ended October 31, 2002 and for the year ended December 31, 2001.


NOTE  8  -  COMMON  STOCK  SUBSCRIBED

On October 17, 2002, the Companies received $25,000 proceeds from a stock subscription for 25,000 shares of common stock. As of October 31, 2002 the shares had not been issued.

                       TRIMEDIA ENTERTAINMENT GROUP, INC.
               (FORMERLY KNOWN AS US PATRIOT, INC.) AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                     OCTOBER 31, 2002 AND DECEMBER 31, 2001




NOTE  9  -  INCOME  TAXES

As discussed in Note 1, the Companies utilize the asset and liability method of accounting for income taxes in accordance with SFAS 109. The effective tax rates differ from the statutory rate primarily due to the Companies' historical corporate structure. Previous to October 2, 2002, the Companies were not subject to corporation taxes, rather the tax consequences were the responsibility of the individual stockholder, resulting in a permanent difference. The reconciliation of the statutory federal rate to the Companies' historical income tax expense (benefit) is as follows:


                                Ten Months Ended       Year Ended
                               October 31, 2002    December 31, 2001
                              ------------------  -------------------
Income tax benefit at
U.S. federal income tax rate  $        (306,700)  $         (120,800)
Losses attributable directly
to stockholders                         279,200              120,800
Valuation allowance                      27,500                    -
                              ------------------  -------------------

Income tax benefit            $               -   $                -
                              ==================  ===================

Income tax benefit consists
of the following:
Current tax benefit
Federal                       $               -   $                -
State                                         -                    -
                              ------------------  -------------------

                              $               -   $                -
                              ==================  ===================
Deferred tax benefit
Federal                       $          27,500   $                -
State                                         -                    -
Valuation allowance                     (27,500)                   -
                              ------------------  -------------------
                                              -                    -
                              ------------------  -------------------

                              $               -   $                -
                              ==================  ===================


The  components  of  the  deferred  assets  (liabilities)  are  as  follows:




                              October 31, 2002     December 31, 2001
                              ------------------  -------------------
         Net operating loss  $           27,500   $                -
         Valuation allowance            (27,500)                   -
                              ------------------  -------------------
                             $               -    $                -
                              ==================  ===================


At October 31, 2002, the Companies had a net operating loss of approximately $80,000 which if not used will expire in 2022.

                       TRIMEDIA ENTERTAINMENT GROUP, INC.
               (FORMERLY KNOWN AS US PATRIOT, INC.) AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                     OCTOBER 31, 2002 AND DECEMBER 31, 2001



NOTE  10  -  CONTINGENCIES

The Companies have various contractual commitments, primarily associated with customary performer residuals and deferred compensation for the production of the film entitled "Snipes."

The Companies are obligated to pay deferred compensation of $30,000 to performers in the Snipes film upon the Companies entering into a distribution agreement for the film.

Under an agreement with The East Coast Council of the International Alliance of Theatrical Stage Employees and Moving Picture Machine Operators ("IATSE"), when the box office gross receipts of the film, as compiled by Entertainment Data, Inc. ("EDI"), reaches $4 million, the Companies are obligated to pay each employee the difference between the actual pay received and the amount of pay that would have been earned based on rates as defined by the agreement, plus an additional 12.5% of scale. Upon reaching box office gross receipts of $4 million, the Companies would also have to make additional contributions to the appropriate benefit funds of the East Coast Council local unions on behalf of each employee. Furthermore, if the box office gross receipts reaches $5 million, the Companies are obligated to pay each employee an additional 12.5% of scale. The estimated contingent liability under this agreement is between $200,000 to $325,000.

In addition, the Companies entered into a consulting agreement that obligates the Companies to pay the consultant $40,000 from the first monies received by the Companies resulting from the sale, distribution and exploitation of the film; $50,000 from the first monies received by the Companies immediately following recoupment of the production budget of the film and, as additional compensation to the consultant, three percent of the Companies' net receipts resulting from the exploitation of the film in all media, world-wide, with no expiration, as defined in the agreement.


NOTE  11  -  LEASE  COMMITMENTS

The Companies lease their office and studio space from an affiliated company, that is commonly-controlled, for $15,000 per month, under a lease agreement. The affiliated company's lease expires on March 31, 2004 and contains two five-year options, with annual increases of 3% during the first option period and 4% during the second option period. Rent expense for the ten months ended October 31, 2002 and the year ended December 31, 2001 amounted to approximately $150,000 and $60,000.

The Companies sublease a portion of their office space to an unrelated company generating rental income of $5,000 per month.


NOTE  12  -  EMPLOYMENT  AGREEMENTS

The Companies entered into an employment agreement with Christopher Schwartz, the chairman and chief executive officer, which provides for an annual base salary of $300,000, with annual increases of at least 10%, for a period of five years. The Companies also may enter into employment agreements with certain other key employees.

                       TRIMEDIA ENTERTAINMENT GROUP, INC.
               (FORMERLY KNOWN AS US PATRIOT, INC.) AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                     OCTOBER 31, 2002 AND DECEMBER 31, 2001



NOTE  13-  BUSINESS  SEGMENTS

The Companies follow SFAS No. 131, "Disclosures About Segments of and Enterprise and Related Information" which requires the Companies to provide certain information about their operating segments. The Companies have two reportable segments: recording studio and film production.

Summarized financial information concerning the Companies' reportable segments, which are based in the United States, is reflected in the following table:


                                            Recording     Film
                                             Studio     Production     Total
                                           ----------  -----------  ----------
For the ten months ended October 31, 2002
-----------------------------------------
Net sales                                  $   55,353  $    10,000  $   65,353
Loss from operations                          575,861      326,129     940,776
Total assets                                1,492,322    3,702,105   5,205,641
Depreciation and amortization                 152,004        5,410     157,414
Capital expenditures                       $        -  $         -  $        -

For the year ended December 31, 2001
------------------------------------
Net sales                                  $  120,364  $   237,742  $  358,106
Loss from operations                          341,225       13,936     355,161
Total assets                                1,682,611    2,888,519   4,571,130
Depreciation and amortization                 172,704        6,491     179,195
Capital expenditures                       $  192,430  $         -  $  192,429



NOTE  14  -  JOINT  VENTURE

The Companies entered into a 50/50 joint venture agreement as of September 20, 2002 with Sony Music, a group of Sony Music Entertainment Inc. ("Sony") to form Charles Street, a Delaware limited liability company. Charles Street is comprised of two separate but interrelated business operations: Film venture and label venture.

Under the terms of the joint venture agreement, the Companies will fund the creation, production and marketing of two films and Sony, on behalf of the joint venture, will have the exclusive worldwide right to manufacture, market and distribute DVD's of the film intended for home use. The motion picture entitled "Snipes" is considered the first film under the film venture.

The label venture requires the Companies to refer recording artists to the joint venture and gives Sony the exclusive worldwide right, on behalf of the label venture, to manufacture, market and distribute records embodying the musical performances of artists approved by Sony.

In exchange for providing distribution services for the film and label ventures, Sony will receive a distribution fee based on a percentage of the net billings of the ventures, as defined in the agreement.

                       TRIMEDIA ENTERTAINMENT GROUP, INC.
               (FORMERLY KNOWN AS US PATRIOT, INC.) AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                     OCTOBER 31, 2002 AND DECEMBER 31, 2001


NOTE  15  -  SUBSEQUENT  EVENTS

On November 18, 2002 the shareholders approved the merger of Patriot into its wholly-owned subsidiary, TriMedia Entertainment Group, Inc., a Delaware corporation, for the purpose of changing Patriot's state of incorporation from South Carolina to Delaware. Documents regarding the merger were filed in the state of Delaware on November 22, 2002 and in the state of South Carolina on November 27, 2002.

On November 1, 2002, the Companies borrowed $250,000 from a limited partnership as part of a loan agreement. The loan bears interest at 14% per annum, payable in monthly installments commencing November 30, 2002. The note matures on November 30, 2003 and is secured by a lien on the Snipes film. The note is convertible, at the holder's option, into common stock at a conversion price of $1 per share.

          (b) Pro Forma Financial Statements of Business Acquired (not applicable because the legal registrant was a non-operating shell company at October 2, 2002 (date of consummation) and the transaction is considered to be a recapitalization of the accounting acquirer rather than a business combination).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TRIMEDIA  ENTERTAINMENT  GROUP,  INC.



                                       By:        /S/  Chris  Schwartz
                                          -------------------------------------
                                          Name:  Chris  Schwartz
                                          Title:  Chief  Executive  Officer


Date:  December  3,  2002

                                        3